EXHIBIT 99.2
MID-AMERICA RACING ASSOCIATION, INC.

BALANCE SHEETS (UNAUDITED)
AT JULY 31, 2001 AND 2000
--------------------------------------------------------------------------------


                                                                               2001           2000
ASSETS
Current assets
    Cash and cash equivalents                                             $   615,984    $ 1,123,357
    Restricted cash                                                            29,950         32,444
    Accounts receivable, net of allowance for
      doubtful accounts of $803 at July 31, 2001                              132,361         82,993
    Available for sale securites - Scioto Downs, Inc.                            --          776,895
    Prepaid expenses and other                                                  5,740         40,741
    Refundable income taxes                                                    14,436        147,699
                                                                          -----------    -----------

      Total current assets                                                    798,471      2,204,129
                                                                          -----------    -----------

Property and equipment at cost, net                                             2,348         14,213

Other noncurrent assets                                                        32,816         54,000
                                                                          -----------    -----------

      Total assets                                                        $   833,635    $ 2,272,342
                                                                          ===========    ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
    Accounts payable, trade                                               $   220,747    $    86,631
    Accounts payable, related party                                           517,169        476,097
    Unearned revenue                                                          156,750        127,374
    Accrued expenses:
      Purses payable and simulcast purse fund                                 265,422        283,982
      Other                                                                   231,946        503,244
    Notes payable--MARA Enterprises, Inc.                                        --          800,000
                                                                          -----------    -----------

      Total current liabilities                                             1,392,034      2,277,328
                                                                          -----------    -----------

Minimum pension liability                                                     136,025        186,770
                                                                          -----------    -----------

Commitments and contingent liabilities

Stockholders' deficit
    Common stock, without par value, Authorized: 10,000, Issued
      and outstanding: 7,375 shares                                             9,440          9,440
    Additional paid-in capital                                                462,560        462,560
    Accumulated deficit                                                    (1,030,399)      (580,914)
    Accumulated other comprehensive loss                                     (136,025)       (82,842)
                                                                          -----------    -----------

      Total stockholders' deficit                                            (694,424)      (191,756)
                                                                          -----------    -----------

        Total liabilities and stockholders' deficit                       $   833,635    $ 2,272,342
                                                                          ===========    ===========


   The accompanying notes are an integral part of these financial statements.

MID-AMERICA RACING ASSOCIATION, INC.

STATEMENTS OF OPERATIONS
FOR THE NINE-MONTH PERIODS ENDED JULY 31, 2001 AND 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                                         FOR THE NINE-MONTH
                                                        PERIOD ENDED JULY 31,
                                                     ---------------------------
                                                          2001           2000
                                                     ------------   ------------
Operating revenues
    Pari-mutuel commissions and breakage             $   816,375    $ 1,301,491
      Less pari-mutuel taxes                             119,125        153,601
                                                     -----------    -----------

                                                         697,250      1,147,890

    Export signal revenue                                 43,576         71,829
    Admissions                                            24,587         94,450
    Concessions, programs, parking, and other            106,669           --
    Entry fees and purse monies added by others           71,893         68,892
                                                     -----------    -----------

                                                         943,975      1,383,061
                                                     -----------    -----------

Operating expenses
    Purses                                               371,024        481,901
    Salaries and wages                                   507,387        388,221
    Simulcasting fees                                     93,982        138,671
    Rent of track facilities, net                         27,260        119,107
    Depreciation and amortization                         10,591          8,821
    Other operating and general                          608,331        687,001
                                                     -----------    -----------

                                                       1,618,575      1,823,722
                                                     -----------    -----------

Loss from racing operations                             (674,600)      (440,661)

Other income                                              96,853          9,783

Net interest expense                                      (2,077)       (39,353)
                                                     -----------    -----------

Net loss before income taxes                            (579,824)      (470,231)

Income taxes                                                --             --
                                                     -----------    -----------

Net loss                                             $  (579,824)   $  (470,231)
                                                     ===========    ===========


   The accompanying notes are an integral part of these financial statements.

MID-AMERICA RACING ASSOCIATION, INC.

STATEMENTS OF OPERATIONS
FOR THE NINE-MONTH PERIODS ENDED JULY 31, 2001 AND 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                               2001           2000
CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                              $  (579,824)   $  (470,231)
    Adjustments to reconcile net loss to net cash provided by
      operating activities:
        Depreciation and amortization                                          10,591          8,821
        Gain on sale of securities                                           (117,184)          --
        Recoveries of bad debt                                                (75,280)
        Change in assets and liabilities of continuing operations:
           Accounts receivable, trade and related party                       174,050        (23,693)
           Refundable income taxes                                             60,697         37,010
           Prepaid expenses and other                                          12,896        (25,329)
           Accounts and purses payable and simulcast purse fund               838,116         88,939
           Accrued expenses                                                    51,577        311,620
           Unearned revenue                                                   156,750        127,374
                                                                          -----------    -----------

      Net cash provided by operating activities                               532,389         54,511
                                                                          -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
    Net restricted cash disbursements                                           2,772         (1,915)
    Investment in joint venture                                                  --          (25,000)
                                                                          -----------    -----------

      Net cash provided by (used in) investing activities                       2,772        (26,915)
                                                                          -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
    Advances from affiliate                                                      --          800,000
                                                                          -----------    -----------

      Net cash provided by financing activities                                  --          800,000
                                                                          -----------    -----------

Net increase in cash and cash equivalents                                     535,161        827,596

Cash and cash equivalents, beginning of period                                 80,823        295,761
                                                                          -----------    -----------

Cash and cash equivalents, end of period                                  $   615,984    $ 1,123,357
                                                                          ===========    ===========
Supplemental information on financing and investing activities:
    During the nine months ended July 31, 2001 the Company exchanged its investment in the common stock of Scioto Downs, Inc. of $776,895 for a
    $800,000 note payable, plus accrued interest, due to an affiliate.


   The accompanying notes are an integral part of these financial statements.

MID-AMERICA RACING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED JULY 31, 2001 AND 2000 (UNAUDITED)
--------------------------------------------------------------------------------

1.     BASIS OF PRESENTATION

       The financial information furnished reflects all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim periods on a basis consistent with that of prior periods. All such adjustments are of a normal recurring nature. These financial statements, including the related notes, should be read in conjunction with the audited historical financial statements and related notes of Mid-America Racing Association, Inc. (the Company) for the years ended October 31, 2000 and 1999.


2.     COMMITMENTS AND CONTINGENCIES

       At October 31, 2000, the Company had an outstanding receivable from its former concessionaire of $164,297. The Company was in dispute with the former concessionaire and had fully reserved the receivable as of October 31, 2000. During April 2001, the Company reached a settlement agreement with the concessionaire. The settlement resulted in the receipt of equipment from the concessionaire and forgiveness by the Company of the outstanding receivable. The Company recognized a gain on the settlement of $75,280 during April 2001.


3.     SUBSEQUENT EVENT

       On August 1, 2001, Scioto Downs, Inc. acquired all of the outstanding common shares of the Company for $150,000. The consideration of $150,000 is due $50,000 at closing and $50,000 each in August 2002 and 2003. The lease of racing facilities between Scioto Downs, Inc. and the Company was terminated as of the acquisition date.

       The assets, liabilities, and the results of operations of the Company will be reflected in the financial statements of Scioto Downs, Inc. from the acquisition date.